UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 18, 2013

Manhattan Bridge Capital, Inc.

(Exact Name of Registrant as Specified in Charter)

New York	000-25991	11-3474831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Cutter Mill Road, Great Neck, NY	11021
(Address of Principal Executive Offices)	(Zip Code)

(516) 444-3400
(Registrant’s telephone number, including area code)

Not applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Explanatory Note

This current report on Form 8-K/A updates information provided on a Form 8-K dated June 18, 2013, relating to disclosures made under Item 5.07 associated with Manhattan Bridge Capital, Inc.’s (the “Company”) Annual Meeting of Stockholders held on June 18, 2013 (the “2013 Stockholders Meeting”).

Item 5.07. Submission of Matters to Vote of Security Holders.

(d) As previously reported, at the 2013 Stockholders Meeting, in a non-binding advisory vote, a majority of the votes cast voted in favor of three years as the frequency with which the Company should hold future non-binding advisory votes on the compensation of its named executive officers.  The Company has considered the outcome of this advisory vote and has determined that the Company will hold an advisory vote on executive compensation every three years.

* * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANHATTAN BRIDGE CAPITAL, INC.

Dated: June 26, 2013	By: /s/ Assaf Ran
Name: Assaf Ran
Title: President and Chief Executive Officer